UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2023

MINIM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37649	04-2621506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street

Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 22, 2023, Minim, Inc. (the “Company”) was informed by RSM US LLP (“RSM”), the Company’s current independent registered public accounting firm, that RSM will not stand for appointment as the Company’s independent registered public accounting firm for the audit of its financial statements as of and for the year ended December 31, 2023.

RSM is not required to, and did not seek, the Company’s consent to its decision to not stand for appointment as the Company’s independent registered public accounting firm for the audit of its financial statements as of and for the year ended December 31, 2023. As a result, neither the Company’s Board of Directors nor the Audit Committee took part in RSM’s decision to not stand for such appointment.

RSM’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal year ended December 31, 2022 expressed substantial doubt regarding the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2022 and 2021, and during the subsequent interim period through the date of this Current Report on Form 8-K, there were no (a) disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RSM’s satisfaction, would have caused RSM to make reference to the subject matter thereof in connection with its reports for such periods; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided RSM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from RSM a letter addressed to the U.S. Securities and Exchange Commission (the “Commission”) indicating whether it agrees with such disclosures.

Item 8.01. Other Events.

In providing this liquidity update, reference is made to the Company’s Annual Report on Form 10-K filed with the Commission on March 31, 2023 (the “Prior Report”). This update should be read together with the Prior Report.

As previously reported in the Prior Report, the Company, as of December 31, 2022, had cash and cash equivalents of $530 thousand and $500 thousand in restricted cash as compared to $12.6 million in cash and cash equivalents and $500 thousand in restricted cash on December 31, 2021. On December 31, 2022, the Company had $4.8 million of borrowings outstanding and $38 thousand available on its $10.0 million Silicon Valley Bank line-of-credit and working capital of $15.7 million.

While continuing to operate its business in recent months, the Company has continually worked on raising new sources of capital and exploring strategic alternatives, all while working closely with advisors to assess and improve its liquidity position. Additionally, due to certain resignations and changes at the Company, the Board of Directors and the Company’s leadership team have worked to address financial, governance and operational matters at the Company.

Regardless, the Company has continued to experience material liquidity pressures as it has attempted to manage its negative cash-flow position due to supply disruptions from its principal manufacturing partners as a result of the Company’s inability to pay past expenses, which has severely impacted revenue and its cash position. The Company has conducted two reductions in force and made other changes to lower operating expenses. However, these reductions did not fully offset the Company’s lack of continual revenue from normal operations. As such, substantial doubt exists about our ability to continue as a going concern, and we will require additional liquidity to continue operations.

The Company has been exploring all remaining alternatives, including reducing or delaying the Company’s business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining relief under the U.S. Bankruptcy Code.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to Minim’s plans, expectations, and intentions regarding its liquidity situation and the outcome of the Company’s review of strategic alternatives, including engaging in a potential sale, reducing or delaying its business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining relief under the U.S. Bankruptcy Code, the Company’s funding levels and ability to continue operations, and expectations regarding future revenues, cash flow, and other related matters. Actual results may be materially different from expectations as a result of known and unknown risks, including the Company’s ability to continue as a going concern; the Company’s level of indebtedness and ability to make payments on, and satisfy the financial and other covenants contained in, its debt facilities, as well as its ability to engage in certain transactions and activities due to limitations and covenants contained in such facilities; its ability to generate sufficient cash resources to continue funding operations, including investments in working capital required to support growth-related commitments that it makes to customers, and the possibility that it may be unable to obtain any additional funding as needed or incur losses from operations in the future; any other statements regarding future growth, future cash needs, future operations, business plans and future financial results; and other risks set forth in Minim’s filings with the Securities and Exchange Commission. Minim cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Minim expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Minim’s expectations or any change in events, conditions or circumstance on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2023	MINIM, INC.

	By:	/s/ Jeremy Hitchcock
	Name:	Jeremy Hitchcock
	Title:	Executive Chairman of the Company